GOLDMAN SACHS TRUST II

Goldman Sachs Strategic Multi-Asset Class Funds

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

(the “Fund”)

Supplement dated December 15, 2020 to the

Prospectus and Statement of Additional Information (“SAI”) dated February 28, 2020, as supplemented to date

On December 31, 2020 (the “Effective Date”), Symphony Asset Management LLC (“Symphony”), a sub-adviser for the Fund, will be merged with and into an affiliated investment adviser, Nuveen Asset Management, LLC (“Nuveen”). Accordingly, Nuveen will assume Symphony’s rights, obligations, and responsibilities under the Fund’s sub-advisory agreement (the “Sub-Advisory Agreement”). This merger is not expected to affect the individuals responsible for managing the Fund’s assets allocated to Symphony, the level and nature of the sub-advisory services provided to the Fund, or the fees paid under the Sub-Advisory Agreement.

Accordingly, on the Effective Date, the Fund’s Prospectus and SAI are revised as follows:

The following replaces the third paragraph in the “Goldman Sachs Multi-Manager Non-Core Fixed Income Fund—Summary—Portfolio Management” section of the Prospectus:

As of the date of the Prospectus, Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”), Brigade Capital Management, LP (“Brigade”), Marathon Asset Management, L.P. (“Marathon”), Nuveen Asset Management, LLC (“Nuveen”), River Canyon Fund Management LLC (“River Canyon”) and TCW Investment Management Company LLC (“TCW”) are the Underlying Managers (investment subadvisers) for the Fund.

The following replaces the entry for Symphony under the “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Non-Core Fixed Income Fund” section of the Prospectus:

Nuveen Asset Management, LLC

Nuveen Asset Management, LLC (“Nuveen”), located at 333 West Wacker Drive, Chicago, Illinois 60606, is an investment adviser registered with the SEC providing investment management services in a variety of investment strategies across multiple asset classes. The firm has approximately $213.7 billion of assets under management as of September 30, 2020. With respect to the Fund, Nuveen’s Leveraged Finance team manages an allocation of senior loans.

The following replaces the entry for Symphony under the “Management Services—Underlying Managers—Multi-Manager Non-Core Fixed Income Fund” section of the SAI:

Nuveen Asset Management, LLC. Nuveen, an investment adviser registered with the SEC, is organized as a member-managed limited liability company, and its sole managing member is Nuveen Fund Advisors, LLC. On October 1, 2014, the parent company of Nuveen Fund Advisors, LLC, was acquired by TIAA-CREF, a national financial services organization.

All other references to Symphony in the Prospectus and SAI are replaced with Nuveen.

This Supplement should be retained with your Prospectus and SAI for future reference.

GNCFXUPDSTK 12-20